Exhibit 10.1

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Amendment”), is made effective this 4th day of May 2015 (the “Amendment Effective Date”), by and between MAXINE GOWEN, PH.D. (“Executive”), and TREVENA, INC., a Delaware corporation (the “Company”).  Company and the Executive collectively are referred to as the “Parties.”

BACKGROUND

WHEREAS, the Executive and Company are parties to an Executive Employment Agreement effective on January 31, 2014 (the “Employment Agreement”); and

WHEREAS, the Parties desire to amend the Employment Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

(1)                                 Terms not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

(2)                                 Paragraph 7(a)(ii) of the Employment Agreement hereby is deleted in its entirety and replaced with the following:

(ii)(A)  a pro-rata bonus for the calendar year of termination, determined by multiplying Executive’s Target Bonus for such year (assuming employment for the entire year) by a fraction whose numerator is the number of days that Executive was employed during such year and whose denominator is the total number of days in such year, payable within 60 days following the date of Executive’s termination of employment; and

(B)  to the extent not already paid, a cash incentive award under the Company’s Incentive Compensation Plan or any similar incentive plan (the “ICP”) related to the fiscal year immediately preceding the year of termination in an amount as determined by the Company’s Board or the Compensation Committee of the Board, as the case may be, in its sole judgment and discretion;

(3)                                 Paragraph 7(b)(ii) of the Employment Agreement hereby is deleted in its entirety and replaced with the following:

(ii)(A)  a pro-rata bonus for the calendar year of termination, determined by multiplying Executive’s Target Bonus for such year (assuming employment for the entire year) by a fraction whose numerator is the number of days that Executive was employed during such year and whose denominator is the total number of days in such year, payable within 60 days following the date of Executive’s termination of employment; and

(B)  to the extent not already paid, a cash incentive award under the ICP related to the fiscal year immediately preceding the year of termination in an amount as determined by the Company’s Board or the Compensation Committee of the Board, as the case may be, in its sole judgment and discretion;

(4)                                 The Parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the intent of this Amendment.

(5)                                 This Amendment together with the Employment Agreement constitute the complete agreement of the Parties hereto with respect to the subject matters referred to herein and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect thereto.  This Amendment cannot be amended, modified or supplemented except by an instrument in writing executed by the Parties hereto.

(6)                                 The terms of this Amendment shall be binding upon, and shall inure to the benefit of the Executive, the Company and their respective successors and assigns.  Except as provided in this Amendment, all other terms and conditions contained in the Employment Agreement shall remain unchanged and in full force and effect.

(7)                                 This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, each of the Parties has executed this Amendment, in the case of the Company by its duly authorized officer, as of the Amendment Effective Date.

COMPANY:

TREVENA, INC.

By:	/s/ John M. Limongelli
	Name:	John M. Limongelli
	Title:	SVP, General Counsel & Corporate Secretary

EXECUTIVE:

/s/ Maxine Gowen
Maxine Gowen, Ph.D.